EXHIBIT 10.2

           MARKETING & PRODUCTION SERVICES RETAINER AGREEMENT BETWEEN HI-TEK MULTIMEDIA, INC. AND INTERNET LOTO, INC. DATED JANUARY 2, 2002





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HI-TEK
   .com


                        MARKETING & PRODUCTION SERVICES
                               RETAINER AGREEMENT



         This Retainer Agreement is entered into as of January 2, 2002 (the "Effective Date") by HI-TEK Multimedia, Inc. and between the undersigned, hereinafter referred to as the "Consultant", and Internet LOTO, Inc., a California Corporation (hereinafter referred to as the "Client").

         WHEREAS, the Client is the operator of the business located in San Diego, California and desires to hire Consultant to assist the Client with its business and operational needs; and

         WHEREAS, the Consultant desires to be hired by the Client in such capacity and agrees to be bound by the terms and conditions set forth in this Agreement; and

         WHEREAS, the Consultant understands the need to conduct its business activities according to the highest principles and ethical standards in dealings with the Client's customers, other Contractors, and the Client itself; and

         WHEREAS, the Consultant understands and agrees that he will be entrusted by the Client and its clients with confidential information and materials pertaining to the Client's business, including but not limited to Client products, business practices and procedures, future business plans for product development, customer lists and customer prospect materials, customer service records, together with marketing procedures, all of which were developed by the Client; and

         WHEREAS,  it is mutually  recognized  that the Client has a  legitimate
business   interest  in  protecting   its  name,   goodwill,   existing   client
relationships and confidential business information and trade secrets;

         NOW THEREFORE, in consideration of the foregoing and the mutual promises, agreements and covenants herein contained, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

1. CONTRACT. The Client hires and, the Consultant accept this Agreement, commencing on the Effective Date.

2. TERM AND DUTIES. The term of this Agreement shall be for such time as mutually agreed between Consultant and the Client, but not less than one year. Consultant shall be responsible for the hiring of the specialists it deems necessary to complete the assigned responsibility. Client shall be responsible for the payment of all specialists' compensation, hired by Consultant.

3. COMPENSATION. The Client shall pay to the Consultant, as compensation for services rendered by the Consultant, the fees as outlined in the attached Memorandum of Understanding (Appendix "A"). Interest

  3665 Ruffin Rd., Suite 115, San Diego, CA 92123 -- USA, Tel: (858) 571-8431
                               Fax: (858) 571-8497

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at the rate of 18%, will be charged by Consultant,  on all unpaid invoices.  All other terms and conditions covered by this contract remains the same.

4. TERMINATION OF EMPLOYMENT. The employment of the Consultant by the Client shall continue for a period of one year or until terminated by either party as provided herein or by mutual consent.

5. CONFIDENTIALITY AND OWNERSHIP OF PROPRIETARY INFORMATION. The Consultant acknowledges and agrees that any and all Client products, information, data, documents, materials, methodologies, ideas, concepts, techniques, know-how, plans, designs, programs, systems, or processes of any and every kind, nature, or description, or whatever which it may learn, create, receive, use, become aware of or work with while employed by the Client including but not limited to business practices and procedures, product development, customer lists, and customer prospect materials, customer service records, (hereinafter referred to collectively and with respect to each constituent item, portion, part, or element thereof as the "Information") are owned by, proprietary to and constitute the trade secrets of the Client. The Consultant further agrees, covenants, represents, and warrants that it will treat the Information as strictly confidential and will never disclose such Information to anyone without the Client's prior written permission and consent.

The Consultant further agrees, covenants, represents, and warrants that it will use the Information only in furtherance of the Client's business and interests, and that it will make no use of such Information in any other present or future activities, employment or business ventures, regardless of whether such activities or ventures are intended to or actually generate revenues or financial benefits to the Consultant or any other person. In the event the employment relationship terminates, for any or whatever reason, the Consultant further agrees that, before its departures from the Client, it will return any and all Client products, equipment, and Information that it may have in its possession.

6.   AGREED  REMEDIES.
In the event the Consultant violates any of the terms and provisions set forth above in Paragraph Five and continues to violate any such provisions after the Client has notified it to cease and desist from such violations, the Consultant understands and expressly agrees that the Client may, at its sole option, elect to enforce any or all of the following remedies:
     (A) The Consultant consents to the entry of an injunction without contest if sought by the Client to restrain Consultant form any further such violations;
     (B) If the Consultant violates the provisions of Paragraph Five, the Consultant agrees to pay the Client, as liquidated damages, an amount equal to 100% of the revenues Consultant receives from using the information.

7.   EXPENSES.
Consultant shall be entitled to reimbursement of all expenses reasonably incurred on behalf of the Client.

8.   ARBITRATION.
Any and all disputes, with exception of any application for provisional relief, shall be resolved by binding arbitration before the American Arbitration Association of San Diego, California. The prevailing party shall be entitled to an award of its costs and expenses, including reasonable attorneys' fees, connected with enforcing any rights, whether based in contract, tort, or both or any of the provisions of this Agreement.

These rights and remedies are cumulative and not exclusive of any rights or remedies which the Client may have in law or equity, and the exercise of any one such right or remedy shall not preclude or waive the exercise of any other such right or remedy.

9.   ENTIRE AGREEMENT AND SURVIVAL OBLIGATIONS.
The parties hereby acknowledge, agree, and represent, each to the other, that this Agreement constitutes the full, final, complete, and entire understanding and agreement between them, that before executing this Agreement the Consultant has read it, has been fully informed of its contents, meaning and legal effect, is entering into and executing it without coercion or duress and of his own free act and deed, and that its terms are contractual and not a mere recital.

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All  representatives,  covenants,  and warranties contained herein shall survive the execution hereof and the payment and receipt of the consideration hereunder. Furthermore, the Consultant obligations regarding Client Information of this Agreement shall survive the termination of his relationship or employment by the Client for any reason.

10.    SEVERABILITY.
If any clause, term, condition, or provision of this Agreement is determined by a court of competent jurisdiction to be void, voidable, illegal, or unenforceable, such clause, term, condition, or provision shall be severed from the rest and remainder of the provisions set forth in this Agreement, and the unaffected provisions of this Agreement shall remain in full force and effect as though the invalid portion or provision had never been written herein.

11.    GOVERNING LAW.
The parties hereby agree that this instrument is to be construed and interpreted in accordance with the laws of the state of California.

IN WITNESS WHEREOF, we have hereunto executed this Agreement as of the date and year first above written.


"CONSULTANT"                                "CLIENT"
HI-TEK MULTIMEDIA, INC.                     INTERNET LOTO, INC.
A CALIFORNIA CORPORATION                    A CALIFORNIA CORPORATION


/s/ Lee Johnson                             /s/ Thomas M. Johnson
--------------------------                  ------------------------------
SIGN NAME                                   SIGN NAME

Lee Johnson, President                      Thomas M. Johnson (President & CEO)
---------------------------                 ------------------------------
PRINT NAME AND TITLE                        PRINT NAME AND TITLE

33-0958399
------------------------
FEDERAL I.D. NUMBER

  3665 Ruffin Rd., Suite 115, San Diego, CA 92123 -- USA, Tel: (858) 571-8431
                               Fax: (858) 571-8497

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HI-TEK
   .com

                                 APPENDIX A

                          MEMORANDUM OF UNDERSTANDING

This Memorandum of Understanding (MOU) between HI-TEK Multimedia, Inc. (HI-TEK) and Internet LOTO, Inc. (Internet LOTO) dated JANUARY 2, 2002, is intended as the road map for work to be done by pursuant to HI-TEK'S Retainer Agreement with Internet LOTO. HI-TEK, an innovative new media marketing and technology company, proposes to provide marketing, production and consulting services as defined below for the following agreed upon period of January 2, 2002 - December 31, 2002:

SERVICES DESCRIPTIONS:

I.   MARKETING
     A.   Develop a marketing plan for the year 2002
          1.   Design a Promotional Website with Investor Relations focus
          2.   Design Internet LOTO new presentation
               a.   Media kit
               b.   Online slide presentation
               c.   Company CD-ROM presentation
          3.   Design a new Slogan and graphics for Company
          4.   Design new FLASH introduction for Website
          5.   Design new biz cards
          6.   Design new letterheads
          7.   Design new advertising banners (up to 10 new designs)
               (in FLASH, SHOCKWAVE, GIFS and HTML formats)
          8.   Design and develop messages for email campaigns
          9.   Design advertisements for offline marketing
               a.   Newspaper
               b.   Magazines
               c.   Radio
               d.   TV
               e.   Billboard (including mobile ones)
               f.   Posters
               g.   Postcards, flyers, stickers, etc
     B. Design and Develop custom Internet LOTO WEBRING (up to 30 sites capacity)
     C.   Register Domain Names (for 2 years)
          1.   internetLOTO.com
          2.   internetLOTO.net
          3.   internetLOTO.org
          4.   LOTOinternet.com
          5.   theLOTO.com
          6.   1866LOTO.com
          7.   1-866-LOTO.com
          8.   866LOTO.com


  3665 Ruffin Rd., Suite 115, San Diego, CA 92123 -- USA, Tel: (858) 571-8431
                              Fax: (858) 571-8497

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     D.   Research and assist with purchasing ads and media
          1. Work with Advertising agencies and e-marketers to deliver messages and track their effectiveness

II.  PRODUCTION
     A.   Design and program new Promotional website w/ forms
     B. Re-Design Internet LOTO Play front end website w/ additional features
     C.   Produce interactive banners
     D.   Program proprietary / customized WEBRING
     E.   Program Flash animation w/ music for website introduction
     F.   Produce and print corporate presentation media kit
     G.   Replicate CD-ROM discs and packaging
     H.   Work with Printing companies
     I.   Work with media companies (radio, TV, periodicals, etc)
     J.   Print new biz cards
     K.   Print new letterheads
     L.   Host and maintain websites
     M.   Produce traffic reports
     N.   Submit websites to Search Engines (up to 10 top engines)
     O.   Set up new email accounts
     P.   Set up email servers
     Q.   Set up website secure servers
     R.   Set up database server
     S.   Set up network system for operations and administration
     T. Translate website into multiple languages - as needed (Spanish, Vietnamese, German, French, Chinese, Korean, etc)

III. CONSULTING
     A.   Assist with business filings
     B.   Apply for Trademark/ Service marks of new products
     C.   Assist with developing new Business plan
     D.   Research and analysis (Gaming and Lottery)
     E. Assist with identifying essential software, hardware, network systems and secure servers
     F.   Identify Internet gaming licenses
     G.   Identify countries with ticket distribution opportunities
          1.  Internet Cafe
          2.  Retail outlets
     H. Introduce potential state and governments to market and service their sanctioned lotteries
     I.   Identify translation software and services
     J.   Assist with writing and reviewing Press releases



All prices and terms for future work will be determined as the business and marketing plans are further developed.

HI-TEK and Internet LOTO are entering this agreement with the full knowledge and understanding that the principals of both companies are related. With that disclosed, the said principals desire to keep the business matters completely separate and therefore enter this agreement.

It is agreed that HI-TEK will be fully compensated at a commercial rate for its services. Although it is acknowledge that these are below market value and provided by HI-TEK due to the special relationship


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between the parties.  It is understood that the services may well be worth twice the charged price but are incorporated through the principals.

Attached is the Internet LOTO's business plan and projections. The parties incorporate that model for future work, which both parties agree to spend and devote their best efforts to achieving. Internet LOTO reserves the right to revoke the contract at anytime and HI-TEK agrees to accept reasonable accommodations to modifications of said plan and projections. HI-TEK agrees to submit changes in costs to Internet LOTO for approval.

HI-TEK does not have any proprietary right in any product for Internet LOTO. Internet LOTO owns and has rights to all intellectual property matters and is hereby granted all such rights.

It is the intent within this agreement to compensate HI-TEK for work completed and work to be done in the future. HI-TEK will have no ownership rights in Internet LOTO and Internet LOTO will have no ownership rights in HI-TEK.

HI-TEK warrants and represents that it has substantial ties with foreign countries and that those ties will be used for the benefit of Internet LOTO. HI-TEK will use it's best efforts to promote and market Internet LOTO but does not give up any rights to market or cross market any other customer of HI-TEK.

Therefore, with the aforementioned prices and the references made in the prospective business plan the parties hereby agree that HI-TEK will fulfill the marketing needs of Internet LOTO in the future and be compensated as listed above for past works done on behalf of Internet LOTO.



/s/Lee Johnson                              /s/ Thomas M. Johnson
---------------------------------           ------------------------------------
Lee Johnson, President                      Thomas M. Johnson, President & CEO
HI-TEK Multimedia, Inc.                     Internet LOTO, Inc.


  3665 Ruffin Rd., Suite 115, San Diego, CA 92123 -- USA, Tel: (858) 571-8431
                              Fax: (858) 571-8497